UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2022

EVO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40029	85-4030703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Stateline Road

Crystal Bay, Nevada 89402

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 624-9360

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	EVOJU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	EVOJ	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units	EVOJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Evo Acquisition Corp. (“Evo” or the “Company”) entered into a business combination agreement (the “Business Combination Agreement”) dated as of October 18, 2022 with 20Cube Logistics Pte. Ltd. (“20Cube”) and certain other parties. Pursuant to the Business Combination Agreement, and subject to the terms and conditions thereof, the Company and 20Cube will become subsidiaries of a new public company (such transaction, the “Business Combination”), 20Cube Logistics Solutions Ltd. (“Pubco”).

Annexed hereto as Exhibit 99.1, 99.2 and 99.3 are investor presentations provided to prospective investors with respect to the proposed Business Combination with the Company.

The foregoing (including the exhibits attached hereto) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission of materiality of any of the information in this Item 7.01, including the exhibits attached hereto.

Important Information About the Business Combination and Where to Find It

This Form 8-K and the exhibits hereto relate to a proposed Business Combination between Evo and 20Cube. This Form 8-K and the exhibit hereto do not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, Evo and Pubco intend to file relevant materials with the SEC, including a registration statement to be filed by Pubco on Form F-4, which will include a proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all shareholders of Evo and 20Cube. Evo and Pubco will also file other documents regarding the proposed Business Combination with the SEC. Before making any voting or investment decision, investors and security holders of Evo and 20Cube are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

Once available, shareholders will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: EVOJ@mzgroup.us. The preliminary and definitive proxy statement/prospectus, once available, and other materials filed with the SEC, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Evo, 20Cube and Pubco, and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination described in this presentation under the rules of the SEC. Information about the directors and executive officers of Evo is set forth in Evo’s annual report on Form 10-K filed with the SEC on March 28, 2022 and Current Report on Form 8-K filed with the SEC on May 17, 2022, and are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Evo Acquisition Corp., 10 Stateline Road, Crystal Bay, NV 89402. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Evo stockholders in connection with the proposed Business Combination will be set forth in the registration statement containing the proxy statement/prospectus on Form F-4 to be filed by Pubco with respect to the proposed Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated herein.

Forward-Looking Statements

Certain statements included in this Form 8-k and the exhibits hereto are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Form 8-k and the exhibits hereto and on the current expectations of Evo’s and 20Cube’s respective managements and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Evo and 20Cube. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company following the Business Combination (the “Combined Company”) or the expected benefits of the Business Combination, if not obtained; the failure to realize the anticipated benefits of the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of Evo prior to the Business Combination, and the Combined Company following the Business Combination, to maintain (in the case of Evo) and to obtain and maintain (in the case of the Combined Company) the listing of Evo’s shares prior to the Business Combination, and following the Business Combination, the Combined Company’s shares on Nasdaq; costs related to the Business Combination; the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the respective stockholders of Evo and 20Cube, the risk that the Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction; the outcome of any legal proceedings that may be instituted against Evo or 20Cube related to the Business Combination; the attraction and retention of qualified directors, officers, employees and key personnel of Evo and 20Cube prior to the Business Combination, and the Company following the Business Combination; the ability of the Combined Company to compete effectively in a highly competitive market; the ability to protect and enhance 20Cube’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in 20Cube’s’s industry; and, the uncertain effects of the COVID-19 pandemic or other public health matters; competition from larger technology companies that have greater resources, technology, relationships and/or expertise; future financial performance of the Combined Company following the Business Combination including the ability of future revenues to meet projected annual bookings; the ability of the Combined Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Combined Company to generate sufficient revenue from each of our revenue streams; the ability of the Combined Company’s patents and patent applications to protect the Combined Company’s core technologies from competitors; the Combined Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; product sales and/or services; 20Cube’s ability to execute its business plans and strategy; and those factors set forth in documents of Evo or 20Cube Logistics Solutions Pte. Ltd. filed, or to be filed, with SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form F-4 and related proxy statement and other documents to be filed by Evo or 20Cube Logistics Solutions Pte. Ltd. from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Evo nor 20Cube presently know or that Evo or 20Cube currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Evo’s and 20Cube’s current expectations, plans and forecasts of future events and views as of the date of this Form 8-k. Nothing in this Form 8-k and exhibits hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Form 8-k and exhibits hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Evo and 20Cube described above. Evo and 20Cube anticipate that subsequent events and developments will cause their assessments to change. However, while Evo and 20Cube may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing Evo’s or 20Cube’s assessments as of any date subsequent to the date of this Form 8-k. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the United States Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Investor Presentation dated November 28, 2022 (Summary)
99.2	Investor Presentation dated November 28, 2022 (Short Form)
99.3	Investor Presentation dated November 28, 2022 (Long Form)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evo Acquisition Corp.

	By:	/s/ Richard Chisholm
		Name:	Richard Chisholm
		Title:	Chief Executive Officer

Dated: November 28, 2022

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